SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 17, 2002

Limited Brands, Inc.
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)
Three Limited Parkway Columbus, OH	43216
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

      Item 7. Exhibits.

(a)	Exhibit 99.1	Certification by Chief Executive Officer of Limited Brands, Inc. pursuant to SEC Order 4-460.
(b)	Exhibit 99.2	Certification by Chief Financial Officer of Limited Brands, Inc. pursuant to SEC Order 4-460.

      Item 9. Regulation FD Disclosure.

      Limited Brands, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this Report. Exhibits 99.1 and 99.2 consist of copies of the certifications required by SEC Order 4-460. The information included in Exhibits 99.1 and 99.2 is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc
Date: September 17, 2002	By /s/ Samuel P. Fried Name: Samuel P. Fried Title: Senior Vice President and General Counsel